                                                                       EXHIBIT 3




                     [SOUTHERN MICHIGAN BANCORP, INC. LOGO]

 NUMBER                                                     SHARES
 SM0686
                                                      CUSIP 84336P 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



     THIS CERTIFIES THAT



                                    SPECIMEN



     IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $2.50 EACH OF THE
                                COMMON STOCK OF

SOUTHERN MICHIGAN BANCORP, INC., transferable only on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                [SOUTHERN MICHIGAN BANCORP, INC. CORPORATE SEAL]

        /s/ _________________________                /s/________________________

                       Secretary                           Chairman of the Board



COUNTERSIGNED AND REGISTERED
          REGISTRAR AND TRANSFER COMPANY
              (Cranford, New Jersey)
                                      TRANSFER AGENT
                                       AND REGISTRAR
BY
                                  AUTHORIZED OFFICER



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    The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of shares authorized to be issued, and the designation, relative rights, preferences and limitations of each series of preferred shares, so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common             UNIF GIFT MIN ACT- _______Custodian_______   UNIF TRAN MIN ACT- _______Custodian_______
TEN ENT -- as tenants by the entireties                        (Cust)          (Minor)                      (Cust)          (Minor)
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants                  under Uniform Gifts to Minors         under Uniform Transfers to Minors
           in common
                                                            Act____________________               Act____________________
                                                                     (State)                                (State)


                              Additional abbreviations may also be used though not in the above list.


          For Value received, __________ hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE
          _____________________________________
          |                                   |
          |                                   |
          _____________________________________


          _____________________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


          _____________________________________________________________________________________________


          _____________________________________________________________________________________________


          _____________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

          __________________________________________________________________________________ Attorney
          to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

          Dated _______________________



                                    ________________________________________________________________________________________________
                          NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                                    THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                    ________________________________________________________________________________________________
         SIGNATURE(S) GUARANTEED:   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                    SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                    GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.